SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 21, 2001

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
SUITE 2-1000, DENVER, CO 80222-4348

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(303) 757-8101

NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)

SIGNATURE
EXHIBIT INDEX
Slide Presentation dated June 21, 2001

ITEM 9 Regulation FD Disclosure

     On June 21, 2001 certain executive officers of Apartment Investment and Management Company (the "Company") will be addressing a group of investors and analysts. The slide presentation that will be used in the conference is attached hereto as Exhibit 99.1 and incorporated herein by this reference. The Company has also posted the slide presentation on its Website in a format which more closely resembles the format of the presentation used at the conference. The slide presentation may be accessed at www.aimco.com/aimco.pdf. This slide presentation will be available at this web address for thirty days.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

     The following exhibit is filed with this report:

Exhibit Number	Description

99.1	Slide presentation of Apartment Investment and Management Company, dated June 21, 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: June 21, 2001

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

By: /s/ Paul J. McAuliffe Paul J. McAuliffe Executive Vice President—Capital Markets and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide presentation of Apartment Investment and Management Company, dated June 21, 2001.